MERRILL LYNCH
GLOBAL VALUE
FUND, INC.






FUND LOGO






Quarterly Report

March 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.







Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper






MERRILL LYNCH GLOBAL VALUE FUND, INC.



Worldwide Investments
As of 3/31/98

                                               Percent of
Ten Largest Industries                         Net Assets

Financial Services                                11.5%
Utilities--Electric & Gas                         10.4
Beverages & Tobacco                                9.9
Food & Household Products                          8.8
Insurance                                          8.3
Telecommunications                                 7.7
Health & Personal Care                             6.3
Electronic Components, Instruments                 5.3
Transportation--Road & Rail                        3.2
Broadcasting & Publishing                          3.1



                                Country of      Percent of
Ten Largest Equity Holdings     Origin          Net Assets

Cadbury Schweppes PLC           United Kingdom     6.1%
Nestle S.A. (Registered)        Switzerland        5.1
ING Groep N.V.                  Netherlands        4.4
WorldCom, Inc.                  United States      4.1
Federal National Mortgage
  Association                   United States      4.1
General Re Corporation          United States      3.9
Diageo PLC                      United Kingdom     3.8
Lattice Semiconductor
  Corporation                   United States      3.8
Canadian National Railway
  Company                       Canada             3.2
Groupe Danone S.A.              France             3.1





Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Stephen I. Silverman, Senior Vice President
   and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863





Merrill Lynch Global Value Fund, Inc., March 31, 1998


DEAR SHAREHOLDER

Merrill Lynch Global Value Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +18.73%, +18.38%, +18.38% and +18.58% for the quarter ended March 31, 1998, outperforming the +14.32% return for the unmanaged Morgan Stanley Capital International (MSCI) World Index. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on page 4 of this report to shareholders.)


Strong Relative Performance
Continues
As we discussed in our last two reports to shareholders, we continue to be surprised that the Fund is providing such strong relative performance in a buoyant stock market environment. We had expected the Fund to perform more in line with the MSCI Index during periods of sharply rising share prices, and to substantially outperform the Index only during weak stock markets. Furthermore, even though our often-expressed opinion is that investors should moderate their expectations for the future, these admonitions may appear ill-advised in light of the strong stock market returns that we continue to experience. Nevertheless, we believe it is important to once again remind shareholders that over time, stock prices should largely reflect the value of companies, and that companies do not increase their value at a rate of 20% per year. Based on historical precedent, the +18.73% return of the Fund's Class A Shares during the March quarter is even more anomalous, in our view. Although we still do not believe that there is a bear market looming ahead of us, we must recognize that as stock prices go higher, valuations are stretched further (that is, stock prices are at a premium relative to the value of the businesses that these prices represent.)

We also must highlight that the Fund may not outperform the MSCI Index to such a substantial degree in the future. We consider outperforming the Index by 200 basis points (2.00%) per year over a few years' time to be very good performance. We believe that over the longer term it is not possible for the Fund to continue to outperform the Index by 441 basis points (Class A Shares) as it did in the March quarter. Outperforming the Index by 400 basis points for a full year over the long term would be extraordinarily good performance.

However, finding new investments is becoming increasingly difficult for value-oriented investors like us who are trying to buy stocks that we believe are worth more than their current prices. Many of our largest positions - such as Cadbury Schweppes PLC, Nestle S.A., Federal National Mortgage Association and ING Groep N.V.- are not yet at valuation levels that would lead us to sell them. However, portfolio turnover has continued to be higher than we anticipated, since stocks that we expected would provide 15% annual returns achieved twice this level in only three months.


Focus on New Positions
Despite sharply rising stock prices, we established some new positions during the March quarter. These included Columbia Energy Group, K N Energy, Inc., General Re Corporation, Unicom Corporation, Frontier Corporation, WorldCom, Inc. and Berliner Kraft-und Licht (Bewag) AG. A few of these investments may prove to be core long-term holdings, while others offer sufficiently high dividend yields which, together with the anticipated capital appreciation, suggests that they have attractive total return potential. We would like to highlight three of these holdings in this letter to shareholders:
Columbia Energy Group, K N Energy, Inc. and WorldCom, Inc.

Columbia Energy Group and K N Energy, Inc. are both integrated gas pipelines, which have both regulated and non-regulated components to their earnings. The regulated component produces modest but stable returns on capital, and generates large amounts of cash flow to reinvest in the unregulated businesses. The unregulated component provides much of the projected earnings growth of 10%--15% per year for these companies. Despite these fundamental characteristics, shares of both companies traded for what appeared to us as unreasonable discounts to the overall stock market. Both stocks illustrate our focus on companies that are selling today for less than they are arguably worth and have reasonably robust growth prospects. We believe that both companies should be able to meet 10%--15% earnings forecasts, with limited downside risk.

WorldCom, Inc. has an unusual set of assets within the telecommunications industry. It is the only fully integrated, facilities-based provider of voice, data and internet protocol (IP) services in the United States, and has begun exporting its platform to other coun-tries. The pending merger with MCI Corporation complements WorldCom's network-focused strategy. MCI brings to the new company a 45,000 mile domestic long-distance fiber optic network, comparable in scale to that of AT&T Corp. WorldCom contributes local networks in over 100 domestic and 30 international markets, plus extensive IP networks in both the United States and Europe. WorldCom and MCI have equity interests in all the major undersea cables crossing the Atlantic, and WorldCom owns a pan-European fiber optic network connecting all the important European business centers. In addition, WorldCom just became the first non-Japanese carrier licensed to build and operate local networks in Japan. Since just six countries generate 70% of the world's telecom revenues, network ownership in these markets is critical for any company aspiring to become a global telecommunications provider. We believe that the new company will be well-positioned to participate in the fastest-growing, most profitable segments of the telecommunications sector today. WorldCom, joined with MCI, has the potential to increase earnings at a 28% compound annual growth rate over the next four years. Unwarranted concerns about the combination gave us the rare opportunity to purchase shares of this fast-growing, large-capitalization company at less than a market multiple of earnings.


In Conclusion
Merrill Lynch Global Value Fund, Inc.--like many other equity mutual funds--is managed by a team of investment professionals with different areas of expertise. Each of the Fund's team members has made significant contributions to its investment success during its first seventeen months of operations. We expect that their efforts will make even more valuable contributions to our investment performance over time, and we thank you for your continued investment.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and
Portfolio Manager



May 14, 1998






EQUITY PORTFOLIO CHANGES



For the Quarter Ended March 31, 1998


Additions

Berliner Kraft-und Licht (Bewag) AG
Columbia Energy Group
Frontier Corporation
General Re Corporation
K N Energy, Inc.
Unicom Corporation
WorldCom, Inc.


Deletions

Assicurazioni Generali S.p.A.
Central & South West Corporation
Chubb Corporation
Istituto Mobiliare Italiano S.p.A. (Ordinary)
Mitsubishi Heavy Industries, Ltd.
Ralston-Ralston Purina Group
Teleport Communications Group Inc.
  (Class A)
Teligent, Inc. (Class A)
Wrigley (Wm.) Jr. Company (Class B)
Zurich Insurance Group




Merrill Lynch Global Value Fund, Inc., March 31, 1998



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent
Performance
Results*
                                                                                               Since
                                                       3 Month            12 Month           Inception
                                                     Total Return       Total Return        Total Return
ML Global Value Fund, Inc. Class A Shares               +18.73%            +46.38%             +49.93%
ML Global Value Fund, Inc. Class B Shares               +18.38             +44.94              +47.78
ML Global Value Fund, Inc. Class C Shares               +18.38             +44.94              +47.78
ML Global Value Fund, Inc. Class D Shares               +18.58             +45.98              +49.31

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 11/01/96.




Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/98                        +46.38%        +38.70%
Inception (11/01/96) through 3/31/98      +33.25         +28.25

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/98                        +44.94%        +40.94%
Inception (11/01/96) through 3/31/98      +31.89         +29.98

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/98                        +44.94%        +43.94%
Inception (11/01/96) through 3/31/98      +31.89         +31.89

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                        +45.98%        +38.31%
Inception (11/01/96) through 3/31/98      +32.86         +27.87

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
NORTH                                Shares                                                                         Percent of
AMERICA      Industries               Held              Investments                       Cost           Value      Net Assets
Canada       Transportation--      1,150,000  Canadian National Railway
             Road & Rail                      Company                                $   54,035,092   $   73,600,000    3.2%

                                              Total Investments in Canada                54,035,092       73,600,000    3.2


United       Broadcasting          2,074,500  CBS Corporation                            36,379,140       70,403,344    3.1
States       & Publishing

             Electronic            1,695,700  Lattice Semiconductor Corporation          88,125,999       87,116,588    3.8
             Components,
             Instruments

             Financial             1,485,000  Federal National Mortgage
             Services                         Association                                58,560,791       93,926,250    4.1
                                     510,000  Morgan (J.P.) & Co., Inc.                  56,314,142       68,499,375    3.0
                                                                                     --------------   --------------  ------
                                                                                        114,874,933      162,425,625    7.1

             Health & Personal     1,144,000  Baxter International, Inc.                 61,537,393       63,063,000    2.7
             Care

             Insurance               409,800  General Re Corporation                     86,926,790       90,412,125    3.9
                                   1,380,000  Horace Mann Educators Corp.                25,535,781       48,472,500    2.1
                                                                                     --------------   --------------  ------
                                                                                        112,462,571      138,884,625    6.0

             Merchandising         2,414,000  American Stores Company                    60,081,759       62,764,000    2.7

             Oil & Gas               789,600  K N Energy, Inc.                           44,059,896       46,635,750    2.0
             Producers

             Telecommunications      740,100  Frontier Corporation                       24,266,535       24,099,506    1.0
                                   2,186,000  WorldCom, Inc.                             77,895,778       93,998,000    4.1
                                                                                     --------------   --------------  ------
                                                                                        102,162,313      118,097,506    5.1

             Utilities--             722,300  Columbia Energy Group                      55,612,896       56,158,825    2.4
             Electric & Gas        2,202,100  Houston Industries Inc.                    49,617,722       63,310,375    2.8
                                   1,830,000  Unicom Corporation                         57,049,442       64,050,000    2.8
                                                                                     --------------   --------------  ------
                                                                                        162,280,060      183,519,200    8.0

                                              Total Investments in the
                                              United States                             781,964,064      932,909,638   40.5


                                              Total Investments in North
                                              America                                   835,999,156    1,006,509,638   43.7


PACIFIC
BASIN/ASIA


Australia    Leisure &            11,705,286  Village Roadshow Limited (Preferred)
             Tourism                          (Class A)                                  30,548,199       24,165,610    1.1

             Real Estate           1,702,858  Lend Lease Corporation Ltd.                31,963,575       39,662,696    1.7

                                              Total Investments in Australia             62,511,774       63,828,306    2.8


Japan        Appliances &          1,690,000  Matsushita Electric Industrial
             Household                        Co., Ltd.                                  28,894,269       27,176,135    1.2
             Durables                400,000  Sony Corporation                           36,894,499       33,964,533    1.5
                                                                                     --------------   --------------  ------
                                                                                         65,788,768       61,140,668    2.7



Merrill Lynch Global Value Fund, Inc., March 31, 1998



SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
PACIFIC
BASIN/ASIA                           Shares                                                                       Percent of
(concluded)  Industries               Held              Investments                     Cost           Value      Net Assets
Japan        Automobiles             101,000  Suzuki Motor Corporation               $      862,124   $      948,677    0.0%
(concluded)
             Construction          1,000,400  Chudenko Corporation                       24,508,187       25,258,070    1.1
             & Housing               795,000  Kinden Corporation                          9,753,962       10,334,761    0.5
                                                                                     --------------   --------------  ------
                                                                                         34,262,149       35,592,831    1.6

             Data Processing &     2,166,000  Canon Inc.                                 51,626,097       48,990,532    2.1
             Reproduction

             Electronic            1,276,000  Murata Manufacturing Company, Ltd.         39,076,429       35,284,641    1.5
             Components,
             Instruments

             Health & Personal     1,097,000  Sankyo Company, Limited                    26,165,419       30,499,699    1.3
             Care

             Insurance             3,203,000  Dai-Tokyo Fire & Marine Insurance
                                              Co., Ltd.                                  12,985,299       12,611,752    0.5
                                     784,000  Nichido Fire & Marine Insurance
                                              Co., Ltd.                                   4,117,378        4,241,659    0.2
                                   4,411,000  Sumitomo Marine & Fire Insurance
                                              Co., Ltd.                                  30,544,736       27,311,873    1.2
                                     850,000  Tokio Marine & Fire Insurance
                                              Co., Ltd.                                  10,618,405        9,516,832    0.4
                                                                                     --------------   --------------  ------
                                                                                         58,265,818       53,682,116    2.3

                                              Total Investments in Japan                276,046,804      266,139,164   11.5


                                              Total Investments in the
                                              Pacific Basin/Asia                        338,558,578      329,967,470   14.3


WESTERN
EUROPE


Denmark      Telecommunications      531,700  Tele Danmark A/S                           33,945,434       48,334,990    2.1

                                              Total Investments in Denmark               33,945,434       48,334,990    2.1


France       Food & Household        302,000  Groupe Danone S.A.                         43,350,952       73,028,691    3.1
             Products                275,000  Groupe Danone S.A. (ADR)*                   8,525,000       13,234,375    0.6

                                              Total Investments in France                51,875,952       86,263,066    3.7


Germany      Transportation        3,397,200  Lufthansa AG                               58,750,712       71,641,007    3.1
             --Airlines

             Utilities--           1,284,550  Berliner Kraft-und Licht
             Electric & Gas                   (Bewag) AG                                 56,180,793       55,638,332    2.4

                                              Total Investments in Germany              114,931,505      127,279,339    5.5


Ireland      Banking               3,800,000  Allied Irish Banks PLC                     29,461,508       47,166,696    2.1
                                       9,500  Allied Irish Banks PLC (ADR)*                 482,132          705,375    0.0

                                              Total Investments in Ireland               29,943,640       47,872,071    2.1


Netherlands  Financial Services    1,796,500  ING Groep N.V.                             76,829,176      102,067,981    4.4

             Telecommunications      199,550  Koninklijke PTT Nederland N.V.              8,494,742       10,350,303    0.5

                                              Total Investments in the
                                              Netherlands                                85,323,918      112,418,284    4.9


Switzerland  Food & Household         60,800  Nestle S.A. (Registered)                   67,899,128      116,359,241    5.1
             Products

             Health & Personal        30,000  Novartis AG (Registered)                   35,109,090       53,176,532    2.3
             Care

                                              Total Investments in Switzerland          103,008,218      169,535,773    7.4


United       Beverages            10,100,000  Cadbury Schweppes PLC                      91,146,039      140,329,804    6.1
Kingdom      & Tobacco             7,470,078  Diageo PLC                                 67,457,499       88,014,551    3.8

                                              Total Investments in the
                                              United Kingdom                            158,603,538      228,344,355    9.9


                                              Total Investments in Western
                                              Europe                                    577,632,205      820,047,878   35.6

SHORT-TERM                          Face
SECURITIES                         Amount

             Commercial        $  82,559,000  General Electric Capital Corp.,
             Paper**                          6.125% due 4/01/1998                       82,559,000       82,559,000    3.6

                                              Total Investments in Short-Term
                                              Securities                                 82,559,000       82,559,000    3.6

OPTIONS                        Nominal Value                                          Premiums
PURCHASED                    Covered by Options          Issue                          Paid

             Currency Put        260,000,000  Japanese Yen, expiring December
             Options Purchased                1998 at YEN 130                             7,683,000       11,128,000    0.5

                                              Total Options Purchased                     7,683,000       11,128,000    0.5


             Total Investments                                                       $1,842,431,939    2,250,211,986   97.7
                                                                                     ==============
             Unrealized Appreciation on Forward Foreign Exchange Contracts***                             13,210,940    0.6

             Other Assets Less Liabilities                                                                38,206,053    1.7
                                                                                                      --------------  ------
             Net Assets                                                                               $2,301,628,979  100.0%
                                                                                                      ==============  ======


             Net Asset Value:   Class A--Based on net assets of $118,465,224
                                         and 8,309,949 shares outstanding                             $        14.26
                                                                                                      ==============
                                Class B--Based on net assets of $1,566,644,768
                                         and 110,585,853 shares outstanding                           $        14.17
                                                                                                      ==============
                                Class C--Based on net assets of $289,125,427
                                         and 20,410,697 shares outstanding                            $        14.17
                                                                                                      ==============
                                Class D--Based on net assets of $327,393,560
                                         and 22,999,840 shares outstanding                            $        14.23
                                                                                                      ==============


            *American Depositary Receipts (ADR).
           **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund. ***Forward foreign exchange contracts as of March 31, 1998 were as follows:

                                                                   Unrealized
             Foreign                           Expiration         Appreciation
             Currency Purchased                   Date           (Depreciation)

             Lit      97,882,627,500          October 1998        $   (905,236)

             Total (US$ Commitment--$54,872,910)                      (905,236)
                                                                  ------------

             Foreign
             Currency Sold

             Chf          16,625,000           August 1998             676,013
             Chf          99,330,352         December 1998           2,309,103
             DM          103,401,204         December 1998           1,090,912
             Frf         499,849,499         December 1998           1,368,604
             Pound
             Sterling     20,888,953         December 1998          (1,297,039)
             Lit      97,882,627,500          October 1998           2,732,326
             Nlg         234,470,221         December 1998           3,378,213
             YEN      18,055,474,614         December 1998           3,858,044

             Total (US$ Commitment--$574,582,879)                   14,116,176
                                                                  ------------

             Total Unrealized Appreciation on Forward Foreign
             Exchange Contracts--Net                              $ 13,210,940
                                                                  ============